UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2017
WESTERN REFINING LOGISTICS, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-36114 (Commission File Number)	46-3205923 (IRS Employer Identification Number)
212 N. Clark Street
El Paso, Texas 79905
(Address of principal executive office and zip code)
(915) 775-3300
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01     Changes in Registrant’s Certifying Accountant.
As previously reported, effective June 1, 2017, Deloitte & Touche LLP resigned as Western Refining Logistics LP’s (the “Partnership”) certifying accountant and auditor. On June 16, 2017, the Audit Committee of Western Refining Logistics GP, LLC, a Delaware limited liability company and the general partner of the Partnership, appointed Ernst & Young LLP (“EY”) as the Partnership’s new independent registered public accounting firm for the Partnership’s fiscal year ending December 31, 2017. During the Partnership's two most recent fiscal years and through June 16, 2017, neither the Partnership nor anyone acting on the Partnership's behalf consulted EY regarding (a) the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the financial statements of the Partnership, and no written or oral advice of EY was provided with respect to any accounting, auditing, or financial reporting issue, or (b) any matter that was either the subject of a disagreement of the type described in Item 304(a)(1)(iv) of Regulation S-K or any “reportable event” described in Item 304(a)(1)(v) of Regulation S-K.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective June 19, 2017, Section 2 of the Partnership’s Certificate of Limited Partnership and Section 2.3 of the Partnership’s Second Amended and Restated Agreement of Limited Partnership were amended to change the Partnership’s registered agent to Corporation Service Company and its registered office to 251 Little Falls Drive, Wilmington, Delaware 19808. The Certificate of Limited Partnership and the Second Amended and Restated Agreement of Limited Partnership, in each case as amended through June 19, 2017, are filed as Exhibits 3.1 and 3.2 hereto.

Item 9.01    Financial Statements and Exhibits.
(d) The following exhibits are filed as part of this Report.

3.1	Certificate of Limited Partnership of Western Refining Logistics, LP, as amended through June 19, 2017

3.2	Second Amended and Restated Agreement of Limited Partnership of Western Refining Logistics, LP, as amended through June 19, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING LOGISTICS, LP
By: Western Refining Logistics GP, LLC, its general partner

By:	/s/ Blane W. Peery
Name:	Blane W. Peery
Title:	Vice President and Controller
Dated: June 22, 2017

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Limited Partnership of Western Refining Logistics, LP, as amended through June 19, 2017
3.2	Second Amended and Restated Agreement of Limited Partnership of Western Refining Logistics, LP, as amended through June 19, 2017